SUPPLEMENT TO THE HORACE MANN LIFE INSURANCE COMPANY SEPARATE
                      ACCOUNT PROSPECTUS DATED MAY 1, 2003

         Effective August 1, 2003 Horace Mann Life Insurance Company will no longer offer the single premium annuities (IC-417000 and IC-418000) listed in the Separate Account prospectuses.

         Horace Mann Life Insurance Company will also stop selling flexible premium policies IC-408000, IC-437000, IC-438000 and IC-441000 as of October 5, 2003; or as state approvals are received for and the company makes available for sale the Variable Solutions product (IC-447000), whichever is later.





Supplement Dated August 4, 2003